UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

CYBEX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

New York	0-4538	11-1731581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Trotter Drive, Medway, Massachusetts	02053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 533-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement

On May 4, 2005, the shareholders of Cybex International, Inc. (“Cybex”) approved the 2005 Omnibus Incentive Plan (the “Plan”) at the Cybex Annual Meeting of Shareholders. The terms of the Plan are discussed in the Cybex Proxy Statement dated April 6, 2005, and the description of the Plan set forth in the section of the Proxy Statement titled “Approval of the Omnibus Incentive Plan (Proposal No. 2)” is incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits

Exhibit 10.1	2005 Omnibus Incentive Plan (incorporated herein by reference to Exhibit A to the Proxy Statement dated April 6, 2005 of Cybex International, Inc.)

Exhibit 10.2	Form of Non-Assignable Incentive Stock Option Agreement (2005 Omnibus Incentive Plan)

Exhibit 10.3	Form of Non-Assignable Non-Qualified Stock Option Agreement (2005 Omnibus Incentive Plan)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2005

CYBEX INTERNATIONAL, INC.
(Registrant)

By:	/s/ John Aglialoro
Name:	John Aglialoro
Title:	Chief Executive Officer